Exhibit 10.41

WILLIS ENGINE SECURITIZATION TRUST

Issuer

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

Indenture Trustee

SERIES B1 SUPPLEMENT

Dated as of August 9, 2005

to

INDENTURE

Dated as of August 9, 2005

SERIES B1 NOTES

i

ii

SERIES B1 SUPPLEMENT, dated as of August 9, 2005 (the “Supplement”), issued pursuant to, and incorporating the terms of, the Indenture, dated as of August 9, 2005 (as amended, modified or supplemented from time to time, the “Indenture”) between WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

WHEREAS, WEST and the Indenture Trustee wish to set forth the Principal Terms of a Series of Notes to be issued pursuant to this Supplement and designated as “Willis Engine Securitization Trust Series B1 Floating Rate Secured Notes”;

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions; Calculation Guidelines

Section 1.01.          Definitions.  (a)  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture.  Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Acquisition Redemption Date” shall have the meaning set forth in Section 2.05(b) hereof.

“Closing Date” means August 9, 2005.

“Initial Purchasers” means Fortis Capital Corp. and HSH Nordbank A.G., as the purchasers of the Series B1 Notes in the Series B1 Note Purchase Agreement.

“Issuance Expenses” means (a) the commission payable to the Initial Purchaser in respect of the issuance of the Series B1  Notes and the fees payable to the Structuring Agent and the Co-Structuring Agent that are calculated with respect to the Outstanding Principal Balance of the Series B1 Notes and (b) the portion of the of the expenses of the Initial Purchaser, the Structuring Agent and the Co-Structuring Agents that are allocable to the Series B1 Notes, as agreed by WEST and such parties.

“Majority of Holders” means, with respect to the Series B1 Notes as of any date of determination, Series B1 Noteholders that, individually or in the aggregate, own Series B1 Notes representing more than fifty percent (50%) of the then aggregate Series B1 Note Principal Balance.

“Offering Memorandum” shall mean the Offering Memorandum, dated July 28, 2005, prepared by WEST in connection with the offering of the Series A1 Notes.

“One-Month LIBOR” means, for any Interest Accrual Period, LIBOR, as defined in the Indenture, for the Specified Period as of the Reference Date for such Interest Accrual Period.

“Optional Redemption” means a voluntary prepayment by WEST of all or a portion of the Outstanding Principal Balance of the Series A Notes in accordance with the terms of this Supplement.

“Optional Redemption Date” shall have the meaning set forth in Section 2.05(a) hereof.

“Rating Agencies” for the Series B1 Notes means Fitch and Moody’s.

“Redemption Price” shall mean the Outstanding Principal Balance of the Series A2 Notes in an Optional Redemption in whole, and the portion of the Outstanding Principal Balance being redeemed, in an Optional Redemption in part, without any Redemption Premium.

“Scheduled Principal Payment Amount” means, for the Series B1 Notes on any Payment Date, the excess, if any, of (x) the sum of the then Outstanding Principal Balance of all Series B1 Notes (assuming that all Scheduled Principal Payment amounts for all prior Payment Dates have been pain in full), over (y) the Scheduled Targeted Principal Balance for the Series B1 Notes for such Payment Date.

“Scheduled Targeted Principal Balance” means for the Series B1 Notes for each Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto under the column entitled “Scheduled Targeted Principal Balance,” as adjusted from time to time pursuant to Section 2.04(b) or Section 2.05(c) hereof.

“Series B1 Additional Interest” means interest at the Stated Interest Rate on the aggregate amount of any unpaid interest on the Series B1 Notes (including any unpaid portion of the Series A1 Base Interest Amount and Series B1 Supplemental Interest Amount and any Series B1 Additional Interest Amount).

“Series B1 Additional Interest Amount” means, for any Payment Date, an amount equal to the Series B1 Additional Interest on the aggregate amount of unpaid interest (including any unpaid portion of any Series B1 Base Interest Amount and Series B1 Supplemental Base Interest Amount and any Series B1 Additional Interest Amount) that was due and payable on the Series B1 Notes on any prior Payment Date.  The Series B1 Additional Interest Amount constitutes the Additional Interest Amount for the Series B1 Notes for purposes of Sections 3.12 and 3.13 of the Indenture.

“Series B1 Base Interest Amount” means, for any Payment Date, an amount equal to the accrued and unpaid interest at the Series B1 Base Interest Rate on the Outstanding Principal Balance of the Series B1 Notes for the Interest Accrual Period ending on such Payment Date.  The Series B1 Base Interest Amount constitutes the Base Interest Amount for the Series B1 Notes for purposes of Sections 3.12 and 3.13 of the Indenture.

“Series B1 Base Interest Rate” means, for each Interest Accrual Period, One-Month LIBOR plus 3.00 % per annum.

“Series B1 Definitive Notes” means Series B1 Notes in the form attached as Exhibit A hereto, with the applicable legend for Definitive Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series B1 Expected Final Payment Date” means July 15, 2020.

“Series B1 Final Payment Date” means August 15, 2030.

“Series B1 Interest Amount” means, for any Payment Date, an amount equal to the sum of the Series B1 Base Interest Amount, the Series B1 Supplemental Interest Amount and the Series B1 Additional Interest Amount due and payable on the Series B1 Notes on such Payment Date.

“Series B1 Noteholder” means, at any time of determination for the Series B1 Notes, any person in whose name a Series B1 Note is registered in the Register.

“Series B1 Note Purchase Agreement” means the Series B1 Note Purchase Agreement, dated as of August 9, 2005, among WEST, Willis and the Initial Purchasers.

“Series B1 Notes” means the Series of Notes designated as the “Willis Engine Securitization Trust Series B1 Floating Rate Secured Notes” to be issued on the Closing Date and having the terms and conditions specified in this Supplement, substantially in the form of Exhibit A hereto, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series B1 144A Book Entry Notes” means Series B1 Notes in the form attached as Exhibit A hereto, with the applicable legend for 144A Book Entry Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series B1 Regulation S Temporary Book Entry Notes” means Series B1 Notes in the form attached as Exhibit A hereto, with the applicable legend for Regulation S Temporary Book Entry Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series B1 Series Account” means the Series Account of that name established in accordance with Section 3.01 hereof and Sections 3.01 and 3.09 of the Indenture.

“Series B1 Supplemental Interest Amount” means, for any Payment Date, an amount equal to the accrued and unpaid interest at the Series B1 Supplemental Interest Rate on the Outstanding Principal Balance of the Series B1 Notes for the Interest Accrual Period ending on such Payment Date.  The Series B1 Supplemental Interest Amount constitutes the Supplemental Interest Amount for the Series B1 Notes for purposes of Sections 3.12 and 3.13 of the Indenture.

“Series B1 Supplemental Interest Rate” means, for each Interest Accrual Period, 3.00 % per annum.

“Series B1 Supplemental Principal Payment Amount” means, for the Series B1 Notes on any Payment Date, the amount (if any) of a Series B Supplemental Principal Payment Amount allocated and paid to the Series B1 Notes on such Payment Date in accordance with the provisions of Sections 3.13 and 3.14(b) of the Indenture.

“Series B1 Transaction Documents” means any and all of this Supplement, the Series B1 Notes, the other Related Documents, as any of the foregoing may from time to time be amended, modified, supplemented or renewed.

“Specified Period” shall mean one month.

“Series B1 Unrestricted Book-Entry Notes” means Series B1 Notes in the form of Exhibit A hereto, with the applicable legend required by Section 2.02 of the Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.

“Willis” means Willis Lease Finance Corporation, a Delaware corporation.

(b)           The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Supplement.

ARTICLE II

Creation of the Series B1 Notes

Section 2.01.          Designation.

(a)           There is hereby created a Series of Series A Term Notes to be issued pursuant to the Indenture and this Supplement and to be known as the “Willis Engine Securitization Trust Series B1 Floating Rate Secured Notes,” referred to herein as the “Series B1 Notes.”  The Series B1 Notes will be issued in the initial principal balance of $28,276,878.00 and will not have priority over any other Series of Series B Notes except to the extent set forth in the Supplement for such other Series and the Indenture. The Series Issuance Date of the Series B1 Notes is August 9, 2005.  The Series B1 Notes are classified as “Term Notes,” “Series B Notes,” Series B Term Notes,” and “Floating Rate Notes,” as each such term is used in the Indenture.  The Series B1 Notes will be rated on the Closing Date by each of Moody’s and Fitch.

(b)           The first Payment Date with respect to the Series B1 Notes shall be on August 15, 2005.

(c)           Payments of principal on the Series B1 Notes shall be payable from funds on deposit in the Series B1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Indenture and Sections 2.04, 2.05 and 3.02 of this Supplement.

(d)           WEST shall pay Issuance Expenses out of the proceeds of the Series B1 Notes on the Series Issuance Date.

(e)           In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

Section 2.02.          Authentication and Delivery.

(a)           On the Series Issuance Date, WEST shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(c) of the Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series B1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series B1 Notes to the Initial Purchaser in accordance with such written directions.  The Series B1 Notes shall be issued initially as Definitive Notes.  The Series B1 Notes may subsequently be converted into Book Entry Notes with consent of WEST and the Majority of Holders.

(b)           The Series B1 Notes are not being registered with the SEC and may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Indenture and except as follows:

(i)            to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A;

(ii)           in offshore transactions in reliance on Regulation S;

(iii)          to Institutional Accredited Investors that deliver an Investment Letter to the Indenture Trustee;

(c)           The Series B1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer of the Owner Trustee and shall be substantially in the form of Exhibit A hereto, as applicable, with the appropriate legend required by Section 2.02 of the Indenture inscribed on the face thereof.

(d)           The Series B1 Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

Section 2.03.          Interest Payments on the Series B1 Notes.

(a)           Interest on Series B1 Notes.  Interest on each Series B1 Note shall (i) accrue during each Interest Accrual Period at the Series B1 Base Interest Rate and the Series B1 Supplemental Interest Rate, each to be calculated separately, (ii) be calculated on the basis of actual days elapsed over a year of 360 days, (iii) be due and payable in arrears on each Payment Date and (iv) be calculated based on the Outstanding Principal Balance of such Series B1 Note during such Interest Accrual Period. All amounts of Series B1 Base Interest Amount and Series B1 Supplemental Interest Amount shall be due and payable on the earlier to occur of (i) the date on which the Series B1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series B1 Final Maturity Date.  On each Reference Date, the Indenture Trustee shall promptly deliver a written notice to the Series B1 Noteholders specifying the Series B1 Base Interest Rate for the related Interest Accrual Period.

(b)           Additional Interest.  If WEST shall fail to pay the Series B1 Base Interest Amount or the Series B1 Supplemental Interest Amount on any Series B1 Note when due, or any other amount becoming due under this Supplement (other than payments of principal on the Series B1 Notes), WEST shall, from time to time, pay Series B1 Additional Interest on such unpaid amounts, to the extent permitted by applicable law, to, but not including, the date of actual payment (after as well as before judgment), for the period during which such interest or other amount shall be unpaid from the due date of such payment to the date of actual payment thereof. Any such interest shall be payable at the times and subject to the priorities set forth in Section 3.02 of this Supplement and Section 3.13 of the Indenture.  All amounts of Series B1 Additional Interest shall be due and payable on the earlier to occur of (i) the date on which the Series B1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series B1 Final Maturity Date.

(c)           Maximum Interest Rate.  In no event shall the interest charged with respect to a Series B1 Note exceed the maximum amount permitted by applicable law.  If at any time the Series B1 Interest Amount charged with respect to the Series B1 Notes exceeds the maximum rate permitted by applicable law, the rate of interest to accrue pursuant to this Supplement and such Series B1 Note shall be limited to the maximum rate permitted by applicable law, but any subsequent reductions in the One-Month LIBOR shall not reduce the interest to accrue on such Series B1 Note below the maximum amount permitted by Applicable Law until the total amount of interest accrued on such Series B1 Note equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate had at all times been in effect.  If the total amount of interest paid or accrued on the Series B1 Note under the foregoing provisions is less than the total amount of interest that would have accrued if the interest rate had at all times been in effect, WEST agrees to pay to the Series B1 Noteholders an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the maximum rate permitted by applicable law had at all times been in effect, or (ii) the amount of interest that would have accrued if the interest rate had at all times been equal to the Series B1 Interest Amount, and (b) the amount of interest accrued in accordance with the other provisions of this Supplement.

Section 2.04.          Principal Payments on the Series B1 Notes.

(a)           The Scheduled Principal Payment Amount calculated for the Series B1 Notes for each Payment Date shall be payable to the Holders of the Series B1 Notes on each Payment Date from amounts deposited in the Series B1 Series Account on such Payment Date as provided in Section 3.13 of the Indenture and Section 3.02 of this Supplement.  In addition, any portion of the Series B Supplemental Principal Payment Amount for any Payment Date to the Series B1 Notes pursuant to Section 3.14(b) of the Indenture shall be payable to the Holders of the Series B1 Notes on such Payment Date from amounts deposited in the Series B1 Series Account as provided in Section 3.13 of the Indenture and Section 3.02 of this Supplement.  So long as an Early Amortization Event or an Event of Default is then continuing, then, in addition to the foregoing, the Outstanding Principal Balance of the Series B1 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the provisions of Section 3.13 of the Indenture and Section 3.02 of this Supplement. The unpaid principal amount of the Series B1 Notes together with all unpaid interest (including all Additional Interest), fees, expenses, costs and other amounts payable by WEST pursuant to the terms of the Indenture and this Supplement shall be due and payable in full on the Series B1 Final Payment Date.

(b)           The Scheduled Targeted Principal Balances for the Series B1 Notes shall be adjusted at the times and in the manner indicated in Section 3.18 of the Indenture.

Section 2.05.          Prepayment of Principal on the Series B1 Notes.

(a)           WEST will have the option to prepay, in an Optional Redemption on any Payment Date occurring on or after the fifth anniversary of the Series Issuance Date (each such Payment Date, an “Optional Redemption Date”) all, or any portion, of the Outstanding Principal Balance of the Series B1 Notes on such Payment Date, in a minimum amount of Two Hundred Fifty Thousand Dollars ($250,000), for the Redemption Price of the Outstanding Principal Balance of the Series B1 Notes being prepaid, together with accrued interest thereon to the date of such prepayment.  WEST may not make such prepayment from funds in the Collections Account, the Series B1 Series Account or the Senior Restricted Cash Account, except to the extent that funds in any such Account would otherwise be payable to WEST in accordance with the terms of this Supplement and the Indenture.  Any Optional Redemption in connection with a Refinancing funded with the proceeds of Additional Notes must be in whole, and any other Optional Redemption financed with funds other than funds in the Collections Account or the proceeds of Additional Notes may be whole or in part.

(b)           If there is any Balance in the Engine Acquisition Account at the end of the Delivery Period beginning on the Initial Closing Date, the portion thereof allocated to the Series B1 Notes in accordance with Section 3.15(b) of the Indenture shall be applied to the prepayment of the Series B1 Notes as provided in Section 3.16 of the Indenture on the next succeeding Payment Date (the “Acquisition Redemption Date”) after the end of such Delivery Period.

(c)           The Scheduled Targeted Principal Balances for the Series B1 Notes on the Optional Redemption Date or the Acquisition Redemption Date, as applicable, and on each succeeding Payment Date shall be adjusted as provided in Section 3.18(b) of the Indenture.

Section 2.06.          Manner of Payment.  All payments of principal and interest on the Series B1 Notes payable on each Payment Date shall be paid to the Series B1 Noteholders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 1:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series B1 Noteholders after 1:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.

Section 2.07.          Restrictions on Transfer.  On the Closing Date, WEST shall sell the Series B1 Notes to the Initial Purchaser pursuant to the Series B1 Note Purchase Agreement and deliver such Series B1 Notes in accordance herewith and therewith.  Thereafter, no Series B1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Indenture. Except as provided in the Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series B1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in this Supplement.

Section 2.08.          Final Maturity Date.  The unpaid principal amount of the Series B1 Notes together with all unpaid interest (including all Additional Interest and Conversion Step-Up Interest), fees, expenses, costs and other amounts payable by WEST pursuant to the terms of the Indenture, this Supplement and the other Series B1 Transaction Documents shall be due and payable in full on the earlier to occur of (i) the date on which the Series B1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series B1 Final Maturity Date.

Section 2.09.          Payment Date Schedule.  The Administrative Agent shall distribute a copy of each Payment Date Schedule delivered pursuant to Section 3.12(e) of the Indenture to the Series B1 Noteholders.

ARTICLE III

Series B1 Account and Allocation and
Application of Amounts Therein

Section 3.01.          Series B1 Series Account.  The Indenture Trustee shall establish on the Closing Date pursuant to Sections 3.01 and 3.09 of the Indenture and shall maintain, so long as any Series B1 Note is Outstanding, an Eligible Account which shall be designated as the “Series B1 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series B1 Noteholders. All deposits of funds by, or for the benefit of, the Series B1 Noteholders from the Collections Account and the Senior Restricted Cash Account shall be accumulated in, and withdrawn from, the Series B1 Series Account in accordance with the provisions of the Indenture and this Supplement.

Section 3.02.          Distributions from Series B1 Series Account.  On each Payment Date, the Indenture Trustee shall distribute funds then on deposit in the Series B1 Series Account in accordance with the provisions of either subsection (a), (b) or (c) of this Section 3.02.

(a)           If neither an Early Amortization Event nor an Indenture Event of Default shall have occurred and be continuing with respect to any Series of Notes:

i.                  To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Series B1 Base Interest Payment for each such Payment Date;

ii.               To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series B1 Notes on such Payment Date;

iii.            To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Series A Supplemental Principal Payment Amount (if any) then due and payable to the Holders of the Series B1 Notes on such Payment Date;

iv.           To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Series B1 Supplemental Interest Amount and any Series B1 Additional Interest Amount then due and payable by WEST to the Series B1 Noteholders;

v.              To each Holder of a Series B1 Note on the related Record Date, any Noteholder Indemnified Amounts due and payable to such Noteholder; and

vi.           After payment in full of the foregoing amounts pursuant to this Section 3.02 of this Supplement, to WEST, any remaining amounts then on deposit in the Series B1 Series Account.

(b)           If either an Early Amortization Event or an Event of Default shall have occurred and be continuing, so long as the Indenture Trustee shall not have received a Collateral Liquidation Notice:

i.                  To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Series B1 Base Interest Amount for such Payment Date;

ii.               To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series B1 Notes on such Payment Date;

iii.            To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Series B1 Supplemental Interest Amount and any Series B1 Additional Interest Amount then due and payable by WEST to the Series B1 Noteholders;

iv.           To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the then unpaid principal balances of the Series B1 Notes then Outstanding until the Outstanding Principal Balance of all Series B1 Notes has been reduced to zero;

v.              To each Holder of a Series B1 Note on the related Record Date, any Noteholder Indemnified Amounts due and payable to such Noteholder; and

vi.           After payment in full of the foregoing amounts pursuant to this Section 3.02 of this Supplement, to WEST, any remaining amounts then on deposit in the Series B1 Series Account.

(c)           If either an Early Amortization Event or an Event of Default shall have occurred and be continuing, and the Indenture Trustee shall have received a Collateral Liquidation Notice:

i.                  To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Series B1 Stated Interest Amount for such Payment Date;

ii.               To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the Series B1 Supplemental Interest Amount and any Series B1 Additional Interest Amount then due and payable by WEST to the Series B1 Noteholders;

iii.            To each Holder of a Series B1 Note on the related Record Date, an amount equal to its pro rata portion of the then Outstanding Principal Balances of the Series B1 Notes then Outstanding until the Outstanding Principal Balance of all Series B1 Notes has been reduced to zero;

iv.           To each Holder of a Series B1 Note on the related Record Date, any Noteholder Indemnified Amounts due and payable to such Noteholder; and

v.              After payment in full of the foregoing amounts pursuant to this Section 3.02 of this Supplement, to WEST, any remaining amounts then on deposit in the Series B1 Series Account.

ARTICLE IV

Conditions to Issuance

Section 4.01.          Conditions to Issuance.  The Indenture Trustee shall not authenticate the Series B1 Notes unless (a) all conditions to the issuance of the Series B1 Notes under the Series B1 Note Purchase Agreement shall have been satisfied, and (b) WEST shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Series B1 Note Purchase Agreement shall have been satisfied.

ARTICLE V

Representations and Warranties

Section 5.01.          Indenture Representations and Warranties.  To induce the Series B1 Noteholders to purchase the Series B1 Notes hereunder, WEST hereby makes to the Indenture Trustee for the benefit of the Series B1 Noteholders as of the Closing Date all of the representations and warranties set forth in Section 5.01 of the Indenture.

Section 5.02.          Covenants.  To induce the Series B1 Noteholders to purchase the Indenture Trustee for the benefit of the Series B1 Noteholder as follows:

(a)           Issuance of Series of Additional Notes.  In addition to the conditions precedent set forth in Section 9.06 of the Indenture, it shall be an additional condition precedent to the issuance of each Series of Additional Notes issued by WEST while the Series B1 Notes are outstanding, that: (1) the principal balance of such Series of Additional Notes (A) shall be amortized on a level basis over a period of not less that fifteen (15) years for Scheduled Principal Payment Amounts on any Series B Notes or (B) if not amortized on a level basis (x) have a weighted average life that is less than the remaining weighted average life of any Series of Notes then outstanding and (y) provide for Scheduled Principal payment Amounts during the period of such remaining weighted average life that are more than the Scheduled Principal Payment Amounts that would be payable under the level amortization described in clause (A); and (2) all Scheduled Principal Payment Amount owing on or prior to the Issuance Date on the Series B1 Notes shall have been paid in full as the Issuance Date of such Series of Additional Notes.

ARTICLE VI

Miscellaneous Provisions

Section 6.01.          Ratification of Indenture.  As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 6.02.          Counterparts.  This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 6.03.          Governing Law.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 6.04.          Notices to Rating Agencies.  Whenever any notice or other communication is required to be given to the Rating Agencies pursuant to the Indenture or this Supplement, such notice or communication shall be delivered as follows: (i) to Moody’s at Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10004, Attention: ABS Monitoring Group and (ii) if to Fitch at One State Street Plaza, New York, New York 10004, Attention: [                  ]. Any rights to notices conveyed to a Rating Agency pursuant to the terms of this Supplement shall terminate immediately if such Rating Agency no longer has a rating outstanding with respect to the Series B1 Notes.

Section 6.05.          Statutory References.  References in this Supplement and any other Series B1 Transaction Document to any section of the Uniform Commercial Code or the UCC shall mean, on or after the effective date of adoption of any revision to the Uniform Commercial Code or the UCC in the applicable jurisdiction, such revised or successor section thereto.

Section 6.06.          Amendments and Modifications.  The terms of this Supplement may be waived, modified or amended only in a written instrument signed by each of WEST and the Indenture Trustee and, except with respect to the matters set forth in (and subject to the terms of) Section 9.01 of the Indenture, only with the prior written consent of the Majority of Holders or, with respect to the matters set forth in Section 9.02(a) of the Indenture, the prior written consent of the Holders of all Series B1 Notes then Outstanding.

Section 6.07.          Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS SUPPLEMENT OR ANY OTHER SERIES B1 TRANSACTION DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

Section 6.08.          Appointment of Representative.  The Majority of Holders shall be authorized to appoint a representative to act on their behalf with such authority as shall be provided in such appointment, provided that, such authority shall not extend to the taking of any action under the Related Documents requiring the consent of all Series B1 Noteholders.

[Signature page follows.]

IN WITNESS WHEREOF, WEST and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers all as of the day and year first above written.

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Monica J. Burke
Name: Monica J. Burke
Title: Controlling Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:	/s/ Peter T. Becker
Name: Peter T. Becker
Title: Vice President

EXHIBIT A

SERIES B1 SUPPLEMENT

FORM OF SERIES B1 NOTE

WILLIS ENGINE SECURITIZATION TRUST

SERIES B1 FLOATING RATE SECURED NOTE

$[XX]	CUSIP No.:

No. 1

August     , 2005

KNOW ALL PERSONS BY THESE PRESENTS that WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of               Dollars ($                 ), which sum shall be payable on each Payment Date on the dates and in the amounts set forth in the Indenture, dated as of August 9, 2005 (as amended, restated or otherwise modified from time to time, the “Indenture”) and the Series B1 Supplement, dated as of August 9, 2005 (as amended, restated or otherwise modified from time to time, the “Series B1 Supplement”), each between WEST and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal amount of this Series B1 Note on the dates and in the amounts set forth in the Indenture and the Series B1 Supplement.  Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series B1 Supplement.

Payment of the principal of and interest on this Series B1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series B1 Note is payable at the times and in the amounts set forth in the Indenture and the Series B1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the related Record Date.

This Series B1 Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of                                                     Dollars ($                     ) pursuant to the Indenture and the Series B1 Supplement.

The Series B1 Notes shall be an obligation of WEST and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture.

This Series B1 Note is transferable as provided in the Indenture and the Series B1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series B1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or WEST may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series B1 Notes.

WEST, the Indenture Trustee and any other agent of WEST may treat the person in whose name this Series B1 Note is registered as the absolute owner hereof for all purposes, and neither WEST, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series B1 Note are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series B1 Supplement.

If an Event of Default under the Indenture shall occur and be continuing, the principal of and accrued interest on this Series B1 Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series B1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Majority, in certain specifically described instances. Any consent given by the Requisite Majority shall be conclusive and binding upon the Holder of this Series B1 Note and on all future holders of this Series B1 Note and of any Series B1 Note issued in lieu hereof whether or not notation of such consent is made upon this Series B1 Note. Supplements and amendments to the Indenture and the Series B1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series B1 Supplement.

The Holder of this Series B1 Note shall have no right to enforce the provisions of the Indenture and the Series B1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series B1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series B1 Supplement; provided, however, that nothing contained in the Indenture and the Series B1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Series B1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against WEST any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by the Indenture and the Series B1 Supplement.

The indebtedness evidenced by the Series B1 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Series B1 Note is issued subject to such provisions. Each Holder of this Series B1 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

The maturity of this Series B1 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture. The Series B1 Noteholders shall not be permitted to deliver a Default Notice or to exercise any remedy in respect of any such Event of Default until all interest and principal on the Series A Notes have been paid in full.

The Holder of this Series B1 Note agrees, by acceptance hereof, to pay over to the Administrative Agent any money (including principal, Premium and interest) paid to it in respect of this Series B1 Note in the event that the Indenture Trustee, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Administrative Agent in making such payment.

The subordination provisions contained in Section 3.13 and Article XI of the Indenture may not be amended or modified without the consent of each Hedge Counterparty, each Noteholder of the subclass affected thereby and each Noteholder of any subclass of Notes ranking senior thereto.

The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Series B1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Series B1 Note and of any Series B1 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Series B1 Note, whether or not notation of such consent or waiver is made upon this Series B1 Note.

This Series B1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Indenture and the Series B1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series B1 Supplement and the issuance of this Series B1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its Responsible Officers, this Series B1 Note shall not be entitled to any benefit under the Indenture and the Series B1 Supplement, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, West Engine Securitization Trust has caused this Series B1 Note to be duly executed by its duly authorized representative, on this        day of                        , 2005.

WILLIS ENGINE SECURITIZATION TRUST

By:
Name:
Title:

This Note is one of the Series B1 Notes described in the within-mentioned Indenture and the Series B1 Supplement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:

Schedule A

Aggregate principal amount of any Series B1 Note issued in exchange for a portion or portions hereof and any portion or portions of any Series B1 Note exchanged for a portion or portions hereof:

Date	Principal Amount Issued or Exchanged	Remaining Principal Amount of this Series B1 Note	Notation Made by or on Behalf of

EXHIBIT B

SERIES B1 SUPPLEMENT

FORM OF CERTIFICATE TO BE GIVEN BY NOTEHOLDERS

[Euroclear

151 Boulevard Jacqmain

B-1210 Brussels, Belgium]

[Clearstream Banking, société anonyme

f/k/a CedelBank, société anonyme

67 Boulevard Grand-Duchesse Charlotte

L-1331 Luxembourg]

Re:                               Series B1 Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series B1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Offered Notes held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Offered Notes held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

[This certification excepts beneficial interests in and does not relate to U.S. $               principal amount of the Offered Notes appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:*	By:	,
Account Holder

*Certification must be dated on or after the 15th day before the date of the Euroclear or Clearstream certificate to which this certification relates.

B-1

EXHIBIT C

SERIES B1 SUPPLEMENT

FORM OF
CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM

Deutsche Bank Trust Company Americas

as Indenture Trustee and Note Registrar

[                                  ]

New York, New York [      ]

Attention: [                         ]

Re:                               Series B1 Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series B1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee.

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organizations”) as of the date hereof, $                     principal amount of the Offered Notes is owned by persons (a) that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) who purchased their Offered Notes (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

We further certify (a) that we are not making available herewith for exchange any portion of the related Regulation S Temporary Book-Entry Note excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:	Yours faithfully,

By:
[Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear Clearance System] [Clearstream, société anonyme]

C-1

EXHIBIT D

SERIES B1 SUPPLEMENT

FORM OF
CERTIFICATE TO BE GIVEN BY TRANSFEREE OF BENEFICIAL INTEREST IN A
REGULATION S TEMPORARY BOOK ENTRY NOTE

[Euroclear

151 Boulevard Jacqmain

B-1210 Brussels, Belgium]

[Clearstream Banking, société anonyme

f/k/a CedelBank, société anonyme

67 Boulevard Grand-Duchesse Charlotte

L-1331 Luxembourg]

Re:                               Series B1 Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series B1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Offered Notes, the undersigned certifies that it is not a U.S. person (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Offered Notes held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:	By:

D-1

EXHIBIT E

SERIES B1 SUPPLEMENT

FORM OF
TRANSFER CERTIFICATE FOR EXCHANGE OR
TRANSFER FROM 144A BOOK-ENTRY NOTE
TO REGULATION S BOOK-ENTRY NOTE

Deutsche Bank Trust Company Americas

as Indenture Trustee and Note Registrar

[                                  ]

New York, New York [       ]

Attention: [                          ]

Re:                               Series B1 Floating Rate Secured Notes (the “Offered Notes”) issued pursuant to the Series B1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture (as supplemented, the “Indenture”), dated as of August 9, 2005, between WEST and the Indenture Trustee.

Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S. $                  principal amount of Offered Notes that are held as a beneficial interest in the 144A Book-Entry Note (CUSIP No.                     ) with DTC in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Regulation S Book-Entry Note (CUSIP No.                         ) to be held with [Euroclear] [Clearstream] through DTC.

In connection with the request and in receipt of the Offered Notes, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offered Notes and:

(a)           pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(i)            the offer of the Offered Notes was not made to a person in the United States of America,

(ii)           either (A) at the time the buy order was originated, the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America, or (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,

E-1

(iii)          no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable, and the other conditions of Rule 903 or Rule 904 of Regulation S, as applicable, have been satisfied and

(iv)          the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

(b)           with respect to transfers made in reliance on Rule 144A under the Securities Act, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This certification and the statements contained herein are made for your benefit and the benefit of WEST.

[Insert name of Transferor]

Dated:	By:
Title:

E-2

SCHEDULE 1

SERIES B1 SUPPLEMENT

SCHEDULES OF MINIMUM TARGETED PRINCIPAL BALANCES
AND SCHEDULED TARGETED PRINCIPAL BALANCES

Payment Date	Series B1 Scheduled Targeted Principal Balances
8/15/2005	28,119,784
9/15/2005	27,962,690
10/15/2005	27,805,596
11/15/2005	27,648,503
12/15/2005	27,491,409
1/15/2006	27,334,315
2/15/2006	27,177,221
3/15/2006	27,020,128
4/15/2006	26,863,034
5/15/2006	26,705,940
6/15/2006	26,548,846
7/15/2006	26,391,753
8/15/2006	26,234,659
9/15/2006	26,077,565
10/15/2006	25,920,471
11/15/2006	25,763,378
12/15/2006	25,606,284
1/15/2007	25,449,190
2/15/2007	25,292,096
3/15/2007	25,135,002
4/15/2007	24,977,909
5/15/2007	24,820,815
6/15/2007	24,663,721
7/15/2007	24,506,627
8/15/2007	24,349,534
9/15/2007	24,192,440
10/15/2007	24,035,346
11/15/2007	23,878,252
12/15/2007	23,721,159
1/15/2008	23,564,065
2/15/2008	23,406,971
3/15/2008	23,249,877
4/15/2008	23,092,784
5/15/2008	22,935,690
6/15/2008	22,778,596
7/15/2008	22,621,502
8/15/2008	22,464,408
9/15/2008	22,307,315
10/15/2008	22,150,221
11/15/2008	21,993,127
12/15/2008	21,836,033
1/15/2009	21,678,940
2/15/2009	21,521,846
3/15/2009	21,364,752

i

Payment Date	Series B1 Scheduled Targeted Principal Balances
4/15/2009	21,207,658
5/15/2009	21,050,565
6/15/2009	20,893,471
7/15/2009	20,736,377
8/15/2009	20,579,283
9/15/2009	20,422,189
10/15/2009	20,265,096
11/15/2009	20,108,002
12/15/2009	19,950,908
1/15/2010	19,793,814
2/15/2010	19,636,721
3/15/2010	19,479,627
4/15/2010	19,322,533
5/15/2010	19,165,439
6/15/2010	19,008,346
7/15/2010	18,851,252
8/15/2010	18,694,158
9/15/2010	18,537,064
10/15/2010	18,379,971
11/15/2010	18,222,877
12/15/2010	18,065,783
1/15/2011	17,908,689
2/15/2011	17,751,595
3/15/2011	17,594,502
4/15/2011	17,437,408
5/15/2011	17,280,314
6/15/2011	17,123,220
7/15/2011	16,966,127
8/15/2011	16,809,033
9/15/2011	16,651,939
10/15/2011	16,494,845
11/15/2011	16,337,752
12/15/2011	16,180,658
1/15/2011	16,023,564
2/15/2012	15,866,470
3/15/2012	15,709,377
4/15/2012	15,552,283
5/15/2012	15,395,189
6/15/2012	15,238,095
7/15/2012	15,081,001
8/15/2012	14,923,908
9/15/2012	14,766,814
10/15/2012	14,609,720
11/15/2012	14,452,626
12/15/2012	14,295,533
1/15/2013	14,138,439
2/15/2013	13,981,345
3/15/2013	13,824,251
4/15/2013	13,667,158
5/15/2013	13,510,064
6/15/2013	13,352,970
7/15/2013	13,195,876

Payment Date	Series B1 Scheduled Targeted Principal Balances
8/15/2013	13,038,783
9/15/2013	12,881,689
10/15/2013	12,724,595
11/15/2013	12,567,501
12/15/2013	12,410,407
1/15/2014	12,253,314
2/15/2014	12,096,220
3/15/2014	11,939,126
4/15/2014	11,782,032
5/15/2014	11,624,939
6/15/2014	11,467,845
7/15/2014	11,310,751
8/15/2014	11,153,657
9/15/2014	10,996,564
10/15/2014	10,839,470
11/15/2014	10,682,376
12/15/2014	10,525,282
1/15/2015	10,368,189
2/15/2015	10,211,095
3/15/2015	10,054,001
4/15/2015	9,896,907
5/15/2015	9,739,813
6/15/2015	9,582,720
7/15/2015	9,425,626
8/15/2015	9,268,532
9/15/2015	9,111,438
10/15/2015	8,954,345
11/15/2015	8,797,251
12/15/2015	8,640,157
1/15/2016	8,483,063
2/15/2016	8,325,970
3/15/2016	8,168,876
4/15/2016	8,011,782
5/15/2016	7,854,688
6/15/2016	7,697,595
7/15/2016	7,540,501
8/15/2016	7,383,407
9/15/2016	7,226,313
10/15/2016	7,069,219
11/15/2016	6,912,126
12/15/2016	6,755,032
1/15/2017	6,597,938
2/15/2017	6,440,844
3/15/2017	6,283,751
4/15/2017	6,126,657
5/15/2017	5,969,563
6/15/2017	5,812,469
7/15/2017	5,655,376
8/15/2017	5,498,282
9/15/2017	5,341,188
10/15/2017	5,184,094
11/15/2017	5,027,000

Payment Date	Series B1 Scheduled Targeted Principal Balances
12/15/2017	4,869,907
1/15/2018	4,712,813
2/15/2018	4,555,719
3/15/2018	4,398,625
4/15/2018	4,241,532
5/15/2018	4,084,438
6/15/2018	3,927,344
7/15/2018	1,868,867
8/15/2018	1,790,998
9/15/2018	1,713,128
10/15/2018	1,635,259
11/15/2018	1,557,390
12/15/2018	1,479,520
1/15/2019	1,401,651
2/15/2019	1,323,781
3/15/2019	1,245,912
4/15/2019	1,168,042
5/15/2019	1,090,173
6/15/2019	1,012,303
7/15/2019	934,434
8/15/2019	856,564
9/15/2019	778,695
10/15/2019	700,825
11/15/2019	622,956
12/15/2019	545,086
1/15/2020	467,217
2/15/2020	389,347
3/15/2020	311,478
4/15/2020	233,608
5/15/2020	155,739
6/15/2020	77,869